01:29:38 PM                                             EXHIBIT 99. 10


                      MBNA MASTER CREDIT CARD TRUST 94-2

                           KEY PERFORMANCE FACTORS
                                       May, 1996



        Scheduled Maturity                                       12/15/99


        Coupon                                                    5.6475%


        Excess Protection Level
          3 Month Average                                           6.42%
        May, 1996                                                   5.81%
        April, 1996                                                 5.84%
        March, 1996                                                 7.61%


        Cash Yield                                                 18.29%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   8.71%


        Over 35 Day Delinquency                                     4.20%


        Seller's Interest                                          23.34%


        Total Payment Rate                                         10.68%


        Total Principal Balance                         $9,435,602,210.51


        Investor Participation Amount                     $900,000,000.00


        Seller Participation Amount                     $2,202,268,877.16